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                                                       [NUVEEN INVESTMENTS LOGO]

                        WE HAVE NOT RECEIVED YOUR VOTE!

                           IMPORTANT INFORMATION FOR
                      NUVEEN INNOVATION FUND SHAREHOLDERS

To date, we have not received your vote on the proposal to be presented at the July 16, 2003 shareholder meeting. The following is a re-print of the brief overview of the issues which was previously sent to you. It should be read in conjunction with your Fund's proxy statement which was mailed to you earlier. If you would like another copy of the proxy statement, please call us at (800) 257-8787 weekdays from 8:00 a.m. to 6:00 p.m. Central Time.

Your vote is important to your Fund. We encourage all shareholders to participate in the governance of their Fund.

                          YOUR VOTE IS VERY IMPORTANT.

IF YOU HAVE NOT ALREADY DONE SO, PLEASE FILL OUT AND RETURN THE ENCLOSED PROXY CARD IN A TIMELY FASHION. THANK YOU FOR YOUR SUPPORT OF THE NUVEEN FAMILY OF MUTUAL FUNDS.

Q. WHY AM I RECEIVING THIS PROSPECTUS/PROXY STATEMENT?

A. The Board of Trustees (the "Board") of the Innovation Fund has called a Special Meeting of Shareholders for July 16, 2003 at which you will be asked to vote on a reorganization (the "Reorganization") of your Fund into the Rittenhouse Fund. The Rittenhouse Fund is another Nuveen mutual fund. The Reorganization will result in your becoming a shareholder of the Rittenhouse Fund.

Q. WHAT ADVANTAGES WILL THIS PRODUCE FOR INNOVATION FUND SHAREHOLDERS?

A. The Board concluded that the proposed Reorganization could be expected to:
   (i) lower management fees and net operating expenses; (ii) result in a more diversified portfolio approach; (iii) increase efficiency and flexibility in portfolio management; (iv) reduce portfolio trading costs; and (v) broaden distribution. The Board believes that the Reorganization's potential benefits more than offset any potential disadvantages to the Innovation Fund shareholders.

Q. WHAT ARE THE SIMILARITIES BETWEEN THE FUNDS?

A. The Innovation Fund is similar to the Rittenhouse Fund in that each Fund seeks long-term capital growth by employing a growth-oriented investment discipline to select stocks.

Q. ARE THERE ANY SIGNIFICANT DIFFERENCES BETWEEN THE FUNDS' INVESTMENT POLICIES?

A. The primary differences between the Funds are the ways in which growth-oriented equity securities are selected and the characteristics of the securities selected. The Innovation Fund invests primarily in stocks of companies in or related to the technology sector that the portfolio manager believes are exhibiting positive momentum and positive earnings surprise. The Rittenhouse Fund focuses on large-cap blue chip companies with a history of consistent earnings and dividend growth.

   Although the Rittenhouse Fund's portfolio currently contains the securities of several technology-oriented companies, the Rittenhouse Fund is NOT a technology fund.

Q. WHAT WILL HAPPEN IF SHAREHOLDERS DO NOT APPROVE THE REORGANIZATION?

A. If the Reorganization is not approved, the Innovation Fund's Board will take such actions as it deems to be in the best interests of the Innovation Fund, which will involve the fund's liquidation and closure. This is discussed in more detail in the Prospectus/Proxy Statement.

Q. WILL INNOVATION FUND SHAREHOLDERS RECEIVE NEW SHARES IN EXCHANGE FOR THEIR CURRENT SHARES?

A. Yes. Upon approval and completion of the Reorganization, shareholders of Innovation Fund will exchange their shares for shares of the Rittenhouse Fund based upon a specified exchange ratio determined by the ratio of the respective net asset values of the applicable share class of the Funds.
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Q. WILL THIS REORGANIZATION CREATE A TAXABLE EVENT FOR ME?

A. The Reorganization is intended to qualify as a tax-free reorganization. As a result, you will recognize no gain or loss for federal income tax purposes as a result of the Reorganization. In addition, the tax basis and holding period of Rittenhouse Fund shares you receive will be the same as the tax basis and holding period of your Innovation Fund shares.

Q. HOW DO MANAGEMENT FEES AND OTHER FUND OPERATING EXPENSES COMPARE BETWEEN THE TWO FUNDS?

A. The management fee rate as a percentage of assets is lower for the Rittenhouse Fund. Upon approval and completion of the proposed Reorganization, Innovation Fund shareholders will pay lower management fees as a percentage of net assets and will also benefit from lower fund operating expenses as a percentage of net assets, reflecting the larger net assets and greater economies of scale of the Rittenhouse Fund. Based on each Fund's most recently completed fiscal year (adjusted for current expenses), Rittenhouse Fund shareholders paid 1.08% less in total gross fund operating expenses than Innovation Fund shareholders.

Q. WILL I HAVE TO PAY ANY FEES OR EXPENSES IN CONNECTION WITH THE
   REORGANIZATION?

A. No. Shareholders will not directly bear any fees or expenses in connection with the Reorganization. All of the Innovation Fund's expenses associated with the Reorganization will be borne by the Innovation Fund. However, because Innovation Fund assets will be used to pay the cost of the Reorganization, shareholders will indirectly bear the costs of the Reorganization.

Q. WHAT IS THE TIMETABLE FOR THE REORGANIZATION?

A. If approved by shareholders on July 16, 2003, the Reorganization is expected to take effect after the close of business on July 18, 2003.

Q. WHO DO I CALL IF I HAVE QUESTIONS?

A. If you need any assistance, or have any questions regarding the proposal or how to vote your shares, please call your financial advisor or call NIAC at
   (800) 257-8787 weekdays during its business hours of 7:00 a.m. to 7:00 p.m. Central time.

Q. HOW DO I VOTE MY SHARES?

A. You can vote your shares by completing and signing the enclosed proxy card(s), and mailing them in the enclosed postage-paid envelope. In addition, you may vote by telephone by calling the toll free number on the proxy card(s) or by computer over the Internet. If you need any assistance, or have any questions regarding the proposals or how to vote your shares, please call your financial advisor or NIAC at (800) 257-8787 weekdays from 7:00 a.m. to 7:00 p.m. Central time.

Q. WILL NUVEEN CONTACT ME?

A. You may receive a call to verify that you received your proxy materials and to answer any questions you may have about the Reorganization.

Q. HOW DOES THE BOARD OF THE INNOVATION FUND SUGGEST THAT I VOTE?

A. After careful consideration, the Board has agreed unanimously that this Reorganization is in your best interests and RECOMMENDS THAT YOU VOTE IN FAVOR OF IT.